UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2010

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

2340 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Condition

On July 15, 2010, Joe’s Jeans Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference regarding its financial statements to be included in its Quarterly Report on Form 10-Q for the period ended May 31, 2010 to be filed with the Securities and Exchange Commission on July 15, 2010.

The information, including Exhibit 99.1 attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 7.01             Regulation FD Disclosure

Historically, the Company operated in one business segment with an immaterial amount of sales from its retail operations and license agreements.  Beginning with the Quarterly Report on Form 10-Q for the period ended May 31, 2010, the Company commenced reporting its operations in two primary business segments:  Wholesale and Retail.  The Company’s Wholesale segment is comprised of sales to retailers, specialty stores and distributors and includes expenses from marketing, sales, distribution and customer service departments.  Also, some international sales are made directly to wholesale customers who operate retail stores.  The Company’s Retail segment is comprised of sales to consumers through full-price retail stores, outlet stores and through the www.joesjeans.com/shop internet site.  The Company’s Corporate and other is comprised of corporate operations, which include the executive, finance, legal, and human resources departments, design and production.  As a result of the change in segment reporting, the previous periods reported have been presented reflecting this change in the Company’s reportable segments.  This change in segment reporting had no impact on the Company’s consolidated balance sheets, income statements, cash flows or changes in stockholder’s equity for any periods.

Attached hereto and incorporated herein by reference as Exhibit 99.2 is supplemental financial information for the revised presentation format of the Company’s segment disclosure for each fiscal quarter of fiscal 2009 and the first quarter of fiscal 2010.

The information, including Exhibit 99.2 attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 9.01             Financial Statements and Exhibits

(d)         Exhibits.

Exhibit
Number	Description

99.1	Press Release dated July 15, 2010

99.2	Schedule of Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC.

(Registrant)

Date: July 15, 2010	By:	/s/ Marc Crossman
Marc Crossman
President, Chief Executive Officer, and Director
(Principal Executive Officer)

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated July 15, 2010

99.2	Schedule of Supplemental Financial Information